UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No.   )

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

US LIGHTING GROUP, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Regulation 14C

of the Securities Exchange Act of 1934 as amended

US LIGHTING GROUP, INC.

1148 East 222nd Street

Euclid, Ohio 44117

Telephone: (216) 896-7000

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement (the “Information Statement”) has been filed with the Securities and Exchange Commission (the “Commission”) and is being furnished to the holders (the “Stockholders”) of shares of common stock, (the “Common Stock”), of US Lighting Group, Inc., a Florida Corporation (the “Company”) for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. We are sending you this Information Statement to notify you that on or about February 7, 2022, the Stockholders holding a majority voting rights (51.4%) of our Common Stock (the “Majority Stockholders”) approved by written consent in lieu of a meeting of Stockholders, the following actions (collectively the “Corporate Actions”): amend the Articles of Incorporation of the Corporation in order to (i) change the name of the Corporation to “Fuzion5 Corp.” (the “Name Change”) and (ii) increase the number of authorized shares of Common Stock of the Corporation from 100,000,000 to 500,000,000 (“Increase Authorized Shares”), by filing the documents with the Secretary of State of Florida in the form attached hereto as Exhibit A (the “Amendment”).

Our Board of Directors is not soliciting your proxy or consent in connection with the Corporate Actions. You are urged to read this Information Statement carefully and in its entirety for a description of the Corporate Actions taken by the Majority Stockholders. Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the Corporate Actions taken have no right under Florida corporate law or the Company’s Articles of Incorporation or Bylaws to dissent or require a vote of all Stockholders.

The Corporate Actions will not become effective before a date which is twenty (20) calendar days after this Information Statement is first mailed to Stockholders. The Information Statement is being mailed on or about ---------------------, 2022, to Stockholders of record on the Record Date. The entire cost of furnishing this Information Statement will be borne by the Company.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(c) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

By order of the Board of Directors of

US Lighting Group, Inc.

Date: March ---, 2022

GENERAL INFORMATION

This Information Statement is being first mailed on or about March -----, 2022, to stockholders of the Company by the Board of Directors of the Company (the “Board of Directors”) to provide material information regarding corporate actions that have been approved by the Written Consent of the holders of the majority of the voting rights of our Common Stock.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE APPROVAL OF THE COMPANY’S ACTIONS HEREIN.

The entire cost of furnishing this Information Statement will be borne by the Company.

OUTSTANDING VOTING SECURITIES

The Company is currently authorized to issue up to One Hundred Million (100,000,000) shares of Common Stock. As of the record date of March ----, 2022, we had 97,848,735 shares of Common Stock issued and outstanding.

Common Stock

Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the shareholders. Holders of common stock have no cumulative voting rights. In the event of liquidation, dissolution or winding down of the Company, the holders of shares of common stock are entitled to share, pro rata, in all assets remaining after payment in full of all liabilities. Holders of common stock have no preemptive rights to purchase the Company’s common stock. There are no conversion rights or redemption or sinking fund provisions with respect to the common stock. All of the outstanding shares of common stock are validly issued, fully paid and non-assessable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of the Record Date, by: (i) each of our directors; (ii) each of our executive officers; and (iii) each person or group known by us to beneficially own more than 5% of our issued and outstanding shares of common stock.  Unless otherwise indicated, the shareholders listed below possess sole voting and investment power with respect to the shares they own.

Name and Address of Beneficial Owner	Amount of Shares of Common Stock Beneficially Owned	Percent of Class (1)
Steven Eisenberg (2)	-	*
Anthony Corpora (3)	200,000	*
Olga Smirnova (4)	1,000,000	1.02
Patricia Salaciak (5)	100,000	*
Paul Spivak (6)	50,316,200	51.42
All Officers and Directors as a Group (4 People)	1,300,000	1.33

*	Less than 1%.
(1)	As of the Record Date the Company has 97,848,735 shares of Common Stock outstanding.
(2)	Steven Eisenberg is the Chief Financial Officer and Director of the Company. The address for Mr. Eisenberg is c/o US Lighting Group, Inc., 1148 East 222nd Street, Euclid, Ohio 44117.
(3)	Anthony Corpora is the Chief Executive Officer and Director of the Company. The address for Mr. Corpora is c/o US Lighting Group, Inc., 1148 East 222nd Street, Euclid, Ohio 44117.
(4)	Olga Smirnova is the Secretary, and a Director of the Company. The amount of shares of Common Stock beneficially owned by Ms. Smirnova does not include the shares of Common Stock owned by her husband, Paul Spivak. The address for Ms. Smirnova is c/o US Lighting Group, Inc., 1148 East 222nd Street, Euclid, Ohio 44117.
(5)	Patricia Salaciak is a Director of the Company. The address for Ms. Salaciak is c/o US Lighting Group, Inc., 1148 East 222nd Street, Euclid, Ohio 44117.
(6)	Mr. Spivak is the former CEO and Director of the Company. The address for Mr. Spivak is c/o Mig Marine Corp., 1148 East 222nd Street, Euclid, Ohio 44117. The amount of shares of Common Stock beneficially owned by Mr. Spivak does not include the shares of Common Stock owned by his wife, Olga Smirnova.

NAME CHANGE

The Board of Directors, and the holders of a majority of the outstanding shares of Common Stock of the Company has adopted a resolution to change the name of the corporation from “US Lighting Group, Inc.” to “Fuzion5 Corp.” The Company will file the Articles of Amendment to the Company’s Articles of Incorporation (in the form annexed hereto) with the Secretary of State of Florida. With the recent shift in business focus of the Company, the Board of Directors recommended the Name Change to better reflect the business of the Company.

INCREASE AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors, and the holders of a majority of the outstanding shares of Common Stock of the Company has adopted a resolution to increase the authorized number of shares of Common Stock of the Corporation from 100,000,000 to 500,000,000. The Company will file the Articles of Amendment to the Company’s Articles of Incorporation (in the form annexed hereto) with the Secretary of State of Florida.

Although at present we have no immediate plans, arrangements or understandings providing for the issuance of the additional shares of Common Stock that would be made available for issuance upon effectiveness of the Authorized Share Increase, such additional shares may be used by us for various purposes in the future without further approval from our stockholders. The purposes may include, among other things:

●	the sale of shares to raise additional capital;

●	the issuance of equity incentives to our employees, officers or directors;

●	establishment of strategic relationships with other companies and suppliers; and

●	acquisition of other businesses or products.

The availability of additional shares of Common Stock is particularly important in the event that our Board needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with a contemplated issuance of common stock.

Increasing the number of authorized shares of Common Stock will not affect the terms of the outstanding Common Stock or the rights of the holders of the Common Stock. However, increasing the number of authorized shares of Common Stock may result in potential disadvantages incidental to issuing such additional stock and thereby increasing the number of outstanding shares of Common Stock, such as dilution of the earnings per share, which could have a depressive effect upon the market value of our Common Stock and an adverse effect on the voting rights of current holders of our common stock as their percentage ownership in our Company would be reduced.

Appraisal Rights

Under the Florida Business Corporations Act, our stockholders are not entitled to dissenters’ or appraisal rights with respect to the proposed Actions and changes to our Articles of Incorporation and we will not independently provide our stockholders with any such rights.

THE AMENDMENT TO OUR ARTICLES OF INCORPORATION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the Securities and Exchange Commission (the “SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

The following documents, as filed with the SEC by the Company, are incorporated herein by reference:

(1)	Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 24, 2021;
(2)	Quarterly Report on Form 10-Q for the quarter ended March 30, 2021, filed with the SEC on May 5, 2021;
(3)	Current Report on Form 8-K filed with the SEC on May 19, 2021;
(4)	Current Report on Form 8-K filed with the SEC on June 11, 2021;
(5)	Current Report on Form 8-K filed with the SEC on August 12, 2021;
(6)	Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, filed with the SEC on August 30, 2021;
(7)	Current Report on Form 8-K filed with the SEC on October 29, 2021;
(8)	Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, filed with the SEC on November 12, 2021; and
(9)	Current Report on Form 8-K filed with the SEC on February 3, 2022.

You may request a copy of these filings, at no cost, by writing to the Company at 1148 East 222nd Street Euclid, Ohio 44117, or telephoning the Company at (216) 896-7000. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will send only one Information Statement and other corporate mailings to Stockholders who share a single address unless we receive contrary instructions from any Stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. The Company will promptly deliver a separate copy of this document to you if you call or write to it at the following address or phone number: 1148 East 222nd Street, Euclid, Ohio 44117, or telephoning the Company at (216) 896-7000. If you want to receive separate copies of our proxy statements, information statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address and phone number.

APPENDIX

Appendix A – Articles of Amendment to Articles of Incorporation.

By Order of the Board of Directors,

Date: March ---, 2022

APPENDIX A

Articles of Amendment

to

Articles of Incorporation

of

US Lighting Group, Inc.
(Name of Corporation as currently filed with the Florida Dept. of State)

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

Fuzion5 Corp.                 The new name must be distinguishable and contain the word “corporation,” “company,” or “incorporated” or the abbreviation “Corp.,” “Inc.,” or Co.,” or the designation “Corp,” “Inc,” or “Co”. A professional corporation name must contain the word “chartered,” “professional association,” or the abbreviation “P.A.”

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS )

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent

(Florida street address)

New Registered Office Address:		,	Florida
	(City)			(Zip Code)

New Registered Agent’s Signature, if changing Registered Agent:

I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

Signature of New Registered Agent, if changing

Check if applicable

☐	The amendment(s) is/are being filed pursuant to s. 607.0120 (11) (e), F.S.

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:

P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X	Change		PT	John Doe

X	Remove		V	Mike Jones

X	Add		SV	Sally Smith

Type of Action			Title	Name	Address
(Check One)

1)		Change	CEO	Paul Spivak	1148 E 222D ST
		Add			EUCLID, OH 44117
	X	Remove

2)		Change	D	Paul Spivak	1148 E 222D ST
		Add			EUCLID, OH 44117
	X	Remove

3)		Change	D	Patricia Salaciak	1148 E 222D ST
	X	Add			EUCLID, OH 44117
Remove

4)		Change
Add
Remove

5)		Change
Add
Remove

6)		Change
Add
Remove

E. If amending or adding additional Articles, enter change(s) here:

(Attach additional sheets, if necessary). (Be specific)

Article 8.1 is to be deleted and replaced with the following:

“8.1 Authorized Shares: The total number of shares of capital stock that the Corporation has the authority to issue is five hundred ten million (510,000,000). The total number of shares of common stock that the Corporation is authorized to issue is five hundred million and the par value of each such shares of common stock is one-hundreth of one cent ($.0001) for an aggregate par value of fifty thousand dollars ($50,000). The total number of shares of preferred stock that the Corporation is authorized to issue is ten million (10,000,000) and the par value of each share of such preferred stock is one-hundreth of one cent ($.0001) for an aggregate par value of one thousand dollars ($1,000).

F. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:

(if not applicable, indicate N/A)

The date of each amendment(s) adoption: February 8, 2022, if other than the date this document was signed.

Effective date if applicable:
(no more than 90 days after amendment file date)

Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document’s effective date on the Department of State’s records.

Adoption of Amendment(s)   (CHECK ONE)

☐	The amendment(s) was/were adopted by the incorporators, or board of directors without shareholder action and shareholder action was not required.

☒	The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐	The amendment(s) was/were approved by the shareholders through voting groups. The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

“The number of votes cast for the amendment(s) was/were sufficient for approval

by		.”
(voting group)

Dated

Signature
(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

(Typed or printed name of person signing)

(Title of person signing)

A-4